UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 21, 2019
(May 21, 2019)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address Of Principal Executive Offices and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2019, PNM Resources, Inc. (“PNMR”) held its Annual Meeting of Shareholders (the “Meeting”).

As of April 1, 2019, the record date for the Meeting, there were 79,653,624 shares of PNMR’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the four proposals submitted to a vote of PNMR’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following ten nominees were elected to PNMR’s Board of Directors to serve as directors for a one-year term that expires at PNMR’s Annual Meeting of Shareholders to be held in 2020. The votes cast with respect to the ten nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vicky A. Bailey	68,997,002	92,441	85,766	4,784,926
Norman P. Becker	68,482,451	607,381	85,377	4,784,926
Patricia K. Collawn	68,465,592	630,556	79,061	4,784,926
E. Renae Conley	68,424,676	672,121	78,412	4,784,926
Alan J. Fohrer	69,002,027	85,939	87,243	4,784,926
Sidney M. Gutierrez	69,010,989	79,144	85,076	4,784,926
James A. Hughes	68,425,199	665,613	84,397	4,784,926
Maureen T. Mullarkey	68,632,693	462,333	80,183	4,784,926
Donald K. Schwanz	68,965,963	125,988	83,258	4,784,926
Bruce W. Wilkinson	68,459,686	631,509	84,014	4,784,926

The appointment of KPMG LLP to serve as PNMR's independent public accountants for the year ending December 31, 2019, was ratified by PNMR's shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions
73,768,230	108,420	83,485

PNMR's shareholders approved, on an advisory basis, the compensation of PNMR's named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,999,849	7,028,542	146,818	4,784,926

A shareholder proposal requesting that Public Service Company of New Mexico prepare and publish a report on coal combustion residual matters at San Juan Generating Station was not approved. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,706,667	55,410,969	9,057,573	4,784,926

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrants)

Date: May 21, 2019	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Controller and Treasurer
(Officer duly authorized to sign this report)